Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
OneMain Holdings Inc [Member]
Goodwill and Other Intangible Assets

9. Goodwill and Other Intangible Assets

GOODWILL

As a result of the OneMain Acquisition, OMFH recorded $1.4 billion of goodwill in November of 2015, which we report in our Consumer and Insurance segment. See Note 2 for further information on how the goodwill was determined.

Changes in the carrying amount of goodwill, all of which is reported in our Consumer and Insurance segment were as follows:

(dollars in millions)	Consumer and Insurance

Year Ended December 31, 2015
Balance at beginning of period	$—
Goodwill - OneMain Acquisition *	1,440
Balance at end of period	$1,440

*	Goodwill was recorded at OMFH subsidiary level.

We did not record any impairments to goodwill during 2015.

OTHER INTANGIBLE ASSETS

The gross carrying amount and accumulated amortization, in total and by major intangible asset class were as follows:

(dollars in millions)	Gross Carrying Amount *	Accumulated Amortization	Net Other Intangible Assets

December 31, 2015
Customer relationships	223	(24)	199
Trade names	220	—	220
VOBA	141	(39)	102
Licenses	37	—	37
Customer lists	9	(9)	—
Domain names	1	—	1
Total	$631	$(72)	$559

December 31, 2014
Customer relationships	$18	$(15)	$3
VOBA	36	(32)	4
Licenses	12	—	12
Customer lists	9	(8)	1
Domain names	1	—	1
Total	$76	$(55)	$21

*	In connection with the OneMain Acquisition, OMFH recorded $555 million of other intangible assets in November of 2015. See Note 2 for further information on the other intangibles related to the OneMain Acquisition.

Amortization expense totaled $16 million in 2015, $4 million in 2014, and $5 million in 2013. The estimated aggregate amortization of other intangible assets for each of the next 5 years is reflected in the table below.

(dollars in millions)	Estimated Aggregate Amortization Expense

2016	$67
2017	52
2018	44
2019	40
2020	38